EXHIBIT 10.12

AMENDMENT LETTER NO. 2

                                                                                                                    Dated as of January 24, 2003

To the Class A Conduit Purchasers,

the Class A Committed Purchasers,

the Managing Agents, the Program Agent

and the Trustee

Ladies and Gentlemen:

We refer to the Series 2001-1-VFC Supplement dated as of August 24, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Supplement"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Stage Receivable Funding LP, as the Transferor, Specialty Retailers (TX) LP, as the Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as the Trustee.

It is hereby agreed by you and us that, effective as of the date of this amendment letter (this "Amendment"), the Supplement is hereby amended as follows:

(a) Section 10(r)(i) is amended by deleting the figure "$25,000,000" set forth opposite the reference to Fiscal Year 2003 in the table thereof and replacing it with the figure "$45,000,000".

(b) Section 10(r) is amended by deleting the words "determining compliance with the Fixed Charge Coverage Ratio" from the fourth line thereof and substituting the words "determining compliance with the Leverage Ratio" therefor.

(c) Section 10(r)(iv) is amended by inserting the following parenthetical immediately after the phrase "Consolidated total liabilities" in the first sentence thereof:

(plus any non-cash charges incurred by the Transferor solely as a result of compliance with any accounting requirement of the Financial Accounting Standards Board that Debt under the Securitization Program be reflected on its financial statements less any non-cash gains realized by the Transferor solely as a result of compliance with any accounting requirement of the Financial Accounting Standards Board that Debt under the Securitization Program be reflected on its financial statements, in each case net of any taxes).

(d) The paragraph beginning with the phrase "then, following any applicable grace period" shall be moved from the end of Section 10(r) to the end of Section 10(t).

(e) The definition of "EBITDA" contained in Annex A to the Supplement is deleted in its entirety and the following substituted therefor:

"EBITDA" means, at any date for the determination thereof, the sum, determined on a Consolidated basis for the last twelve-month period, of (a) net income (or net loss), (b) interest expense (including interest expense associated with the Securitization Program), (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) non-recurring, transactional or unusual losses deducted in calculating net income less non-recurring, transactional or unusual gains added in calculating net income, (g) any non-cash expenses, non-cash losses or other non-cash charges resulting from the writedown in the valuation of any assets in each case of the Parent Guarantor and its Subsidiaries, determined in accordance with GAAP for such period, (h) any non-cash charges associated with any stock compensation plans and (i) any non-cash charges incurred by the Borrower solely as a result of compliance with any accounting requirement of the Financial Accounting Standards Board that Debt under the Securitization Program be reflected on its financial statements less any non-cash gains realized by the Borrower solely as a result of compliance with any accounting requirement of the Financial Accounting Standards Board that Debt under the Securitization Program be reflected on its financial statements.

This Amendment shall become effective as of the date first above written when, and only when (x) the Program Agent shall have received (i) counterparts of this Amendment executed by the Transferor, the Servicer, the Trustee, Corporate Receivables Corporation and Blue Keel Funding Corporation, as the sole Class A Conduit Purchasers, Citibank, N.A. and Fleet National Bank, as the sole Class A Committed Purchasers, Citicorp North America, Inc. and Fleet Securities, Inc., as the sole Managing Agents and Citicorp North America, Inc., as the Program Agent, (ii) the consent and agreement attached hereto executed by the Parent and (iii) an executed copy of that certain Letter Amendment No. 7 relating to the Credit Agreement dated as of August 24, 2001 among Specialty Retailers (TX) LP, Stage Stores, Inc., the Lender Parties party thereto, Citicorp USA, Inc., as Administrative Agent and Collateral Agent and Salomon Smith Barney Inc., as Arranger and Book Manager and (y) the Transferor shall have paid to the Program Agent all fees, costs and expenses of the Program Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Program Agent).

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Trustee, any Class A Conduit Purchaser, any Class A Committed Purchaser, any Managing Agent or the Program Agent under the Supplement or any related instrument or agreement, nor constitute a waiver of any provision of the Supplement or any related instrument or agreement.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

By its execution below, the Transferor confirms that it is the sole Holder of the Exchangeable Transferor Certificate. By their execution below, Citicorp North America, Inc. and Fleet Securities, Inc., as the sole Managing Agents, confirm that (a) their consent (as evidenced by such execution below) to the terms of this Amendment constitutes satisfaction of the Rating Agency Condition for purposes of Series 2001-1-VFC and (b) they are the sole Holders of Series 2001-1-VFC Certificates for the sole benefit of (i) in the case of the Series 2001-1-VFC Certificate held by Citicorp North America, Inc., Corporate Receivables Corporation and Citibank, N.A., and (ii) in the case of the Series 2001-1-VFC Certificate held by Fleet Securities, Inc., Blue Keel Funding, LLC, and Fleet National Bank.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of the attached agreement to this Amendment.

                                                                    Very truly yours,

                                                                                STAGE RECEIVABLE FUNDING LP,

                                                                                as Transferor

By Stage Receivable Mgmt LLC,

its general partner

By: /s/ Richard E. Stasyszen

Name: Richard E. Stasyszen

Title: Manager

SPECIALTY RETAILERS (TX) LP,

as Servicer

By SRI General Partner LLC,

its general partner

By: /s/ Richard E. Stasyszen

Name: Richard E. Stasyszen

Title: Manager

Acknowledged and Agreed:

                         DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), not in its individual capacity but solely as the Trustee for Stage Stores Master Trust

                                                            By: /s/ Louis Bodi

                                                            Name: Louis Bodi

                                                            Title: Vice President

                                                            CORPORATE RECEIVABLES CORPORATION,

as a Class A Conduit Purchaser

By: CITICORP NORTH AMERICA, INC.,

                    as Attorney-in-Fact

                    By: /s/ David J. Donofrio

                    Name: David J. Donofrio

                    Title: Vice President

                    CITICORP NORTH AMERICA, INC.,

                    as Program Agent and as a Managing Agent

                    By: /s/ David J. Donofrio

Name: David J. Donofrio

Title: Vice President

CITIBANK, N.A., as a Committed Purchaser

By: /s/ David J. Donofrio

Name: David J. Donofrio

Title: Attorney-in-Fact

BLUE KEEL FUNDING, LLC,

as a Class A Conduit Purchaser

By: /s/ Andrew M. Yearde

Name: Andrew M. Yearde

Title: Vice President

FLEET SECURITIES, INC.,

as a Managing Agent

By: /s/ Amy L. Baribeault

Name: Amy L. Baribeault

Title: Managing Director

FLEET NATIONAL BANK,

as Committed Purchaser

By: /s/ Daniel Platt

Name: Daniel Platt

Title: Assistant Vice President

CONSENT AND AGREEMENT

Dated as of January 24, 2003

The undersigned, as the Parent under and as defined in the Parent Undertaking Agreement dated as of August 24, 2001 (the "Parent Undertaking"), in favor of the Trustee (as such term is defined in the Supplement), hereby consents and agrees to the foregoing Amendment Letter No. 2 (the "Amendment") and also agrees that notwithstanding the effectiveness of such Amendment, the Parent Undertaking is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each direct or indirect reference in the Parent Undertaking to the Supplement, shall mean and be a reference to the Supplement as modified by such Amendment.

                                                                                    STAGE STORES, INC.

                                                                                    /s/ Richard E. Stasyszen

                                                                                    By: Richard E. Stasyszen

                                                                                    Title: SVP, Finance And Controller